BASIS OF PREPARATION	12 Months Ended
Dec. 31, 2022
Basis Of Preparation
BASIS OF PREPARATION

NOTE 3: BASIS OF PREPARATION

These Consolidated Financial Statements have been prepared in accordance with IFRS issued by IASB, are expressed in million dollars and were approved for their issuance by the Board of Directors on March 9, 2023. Significant accounting policies adopted in the preparation of these Consolidated Financial Statements are described in Note 4, which have been consistently applied.

This consolidated financial information has been prepared under the historical cost convention, modified by the measurement of financial assets at fair value through profit or loss.

These accounting policies have been applied consistently by all Group companies. Additionally, certain non-significant reclassifications have been made to financial statements presented with comparative purposes to keep the consistency in the presentation with the amounts of the current year.